Exhibit 99.1
FOR IMMEDIATE RELEASE
Media Contact:
Steve Zivanic
QLogic Corporation
408.667.8039
steve.zivanic@qlogic.com
Investor Contact:
Simon Biddiscombe
QLogic Corporation
949.389.7533
simon.biddiscombe@qlogic.com
QLOGIC REPORTS FOURTH QUARTER
AND FISCAL YEAR 2010 RESULTS
ALISO VIEJO, Calif., April 29, 2010—QLogic Corp. (Nasdaq: QLGC), a leading supplier of high performance network infrastructure solutions, today announced its financial results for the fourth quarter and fiscal year ended March 28, 2010.
Fourth Quarter Highlights
•	Net revenue: $145.7 million.

•	GAAP net loss: $4.8 million or $0.04 per diluted share.

•	Non-GAAP net income: $32.4 million or $0.28 per diluted share.

•	Cash generated from operations: $69.3 million.

•	Cash and investment securities: $375.7 million as of March 28, 2010.
Fiscal Year Highlights
•	Net revenue: $549.1 million.

•	GAAP net income: $54.9 million or $0.47 per diluted share.

•	Non-GAAP net income: $117.7 million or $1.00 per diluted share.

•	Cash generated from operations: $161.8 million.
Financial Results
Net revenue for the fourth quarter of fiscal 2010 was $145.7 million and increased 12% from $130.5 million in the same quarter last year. Revenue from Host Products was $103.7 million during the fourth quarter of fiscal 2010 and increased 17% from $88.4 million in the same quarter last year. Revenue from Network Products was $22.6 million during the fourth quarter of fiscal 2010 compared to $25.1 million in the same quarter last year. Revenue from Silicon Products was $16.7 million during the fourth quarter of fiscal 2010 compared to $13.7 million in the same quarter last year.

Net loss on a GAAP basis for the fourth quarter of fiscal 2010 was $4.8 million, or $0.04 per diluted share, compared to net income of $19.2 million, or $0.16 per diluted share, for the fourth quarter of fiscal 2009. Net loss on a GAAP basis for the fourth quarter of fiscal 2010 included a special tax charge of $29.7 million described below. Net income on a non-GAAP basis for the fourth quarter of fiscal 2010 was $32.4 million, or $0.28 per diluted share, and increased from $24.5 million, or $0.20 per diluted share, for the fourth quarter of fiscal 2009.
Approximately five years ago, the Company implemented a globalization initiative to expand its worldwide footprint. As part of this initiative, certain intellectual property and other rights were licensed to an international subsidiary of the Company. The special tax charge of $29.7 million recorded in the fourth quarter of fiscal 2010 was primarily related to an amendment of the license agreement with this international subsidiary which resulted in a fully paid-up license.
Net revenue for fiscal 2010 was $549.1 million compared to $633.9 million in fiscal 2009. Net income on a GAAP basis for fiscal 2010 was $54.9 million, or $0.47 per diluted share, compared to $108.8 million, or $0.85 per diluted share for fiscal 2009. Non-GAAP net income for fiscal 2010 was $117.7 million, or $1.00 per diluted share, compared to $154.2 million, or $1.20 per diluted share for fiscal 2009.
“Despite a very challenging macroeconomic environment, we delivered solid financial performance during the fourth quarter and full fiscal year,” said H. K. Desai, chief executive officer, QLogic. “This performance was attributable to continued share gains within our traditional markets, the introduction and ramp of innovative new products that provide us incremental business opportunities in the converged networking and 10Gb Ethernet markets, and extremely careful operating expense management.”
QLogic uses certain non-GAAP financial measures to supplement financial statements based on GAAP. A summary of these non-GAAP financial measures and a reconciliation of each non-GAAP financial measure to the most directly comparable GAAP financial measure, as well as a description of the reasons that management believes that these non-GAAP financial measures provide useful information to investors and the additional purposes for which management uses these non-GAAP financial measures, is presented in the accompanying financial schedules.
QLogic’s fiscal 2010 fourth quarter conference call is scheduled for today at 2:00 p.m. Pacific Time (5:00 p.m. Eastern Time). H.K. Desai, chief executive officer, and Simon Biddiscombe, senior vice president and chief financial officer, will host the conference call. The call is being webcast live via the Internet at http://ir.qlogic.com and www.earnings.com. Phone access to participate in the conference call is available at (719) 457-2692, pass code: 6096494.
The financial information that the company intends to discuss during the conference call will be available on the company’s website at http://ir.qlogic.com for twelve months following the conference call. A replay of the conference call will be available via webcast at http://ir.qlogic.com for twelve months.
Follow QLogic @ twitter.com/qlogic

About QLogic
QLogic (Nasdaq: QLGC) is a global leader and technology innovator in high performance networking, including adapters, switches and ASICs. Leading OEMs and channel partners worldwide rely on QLogic products for their data, storage and server networking solutions. QLogic is a NASDAQ Global Select company and is included in the S&P 500. For more information, visit www.qlogic.com.
Disclaimer — Forward-Looking Statements
This press release contains statements relating to future results of the company (including certain beliefs and projections regarding business trends) that are “forward-looking statements” as defined in the Private Securities Litigation Reform Act of 1995. Such forward-looking statements are subject to risks and uncertainties that could cause actual results to differ materially from those projected or implied in the forward-looking statements. The company advises readers that these potential risks and uncertainties include, but are not limited to: declines in information technology spending levels; potential fluctuations in operating results; gross margins that may vary over time; the stock price of the company may be volatile; the company’s dependence on the networking markets served; potential adverse effects of server virtualization technology on the company’s business; potential adverse effects of increased market acceptance of blade servers; the ability to maintain and gain market or industry acceptance of the company’s products; the company’s dependence on a small number of customers; seasonal fluctuations and uneven sales patterns in orders from customers; the company’s ability to compete effectively with other companies; declining average unit sales prices of comparable products; a reduction in sales efforts by current distributors; the company’s dependence on sole source and limited source suppliers; the company’s dependence on relationships with certain third-party subcontractors and contract manufacturers; declines in the market value of the company’s investment securities; the complexity of the company’s products; sales fluctuations arising from customer transitions to new products; changes in the company’s tax provisions or adverse outcomes resulting from examination of its income tax returns; environmental compliance costs; international economic, regulatory, political and other risks; uncertain benefits from strategic business combinations; the ability to attract and retain key personnel; difficulties in transitioning to smaller geometry process technologies; the ability to protect proprietary rights; the ability to satisfactorily resolve any infringement claims; reliance on third party technology; the use of “open source” software in the company’s products; changes in regulations or standards regarding energy use of the company’s products; computer viruses and other tampering with the company’s computer systems; and facilities of the company and its suppliers and customers are located in areas subject to natural disasters.
More detailed information on these and additional factors which could affect the company’s operating and financial results are described in the company’s Forms 10-K, 10-Q and other reports filed, or to be filed, with the Securities and Exchange Commission. The company urges all interested parties to read these reports to gain a better understanding of the business and other risks that the company faces. The forward-looking statements contained in this press release are made only as of the date hereof, and the company does not intend to update or revise these forward-looking statements, whether as a result of new information, future events or otherwise.
QLogic and the QLogic logo are registered trademarks of QLogic Corporation. Other trademarks and registered trademarks are the property of the companies with which they are associated.

QLOGIC CORPORATION
CONDENSED CONSOLIDATED STATEMENTS OF INCOME
(unaudited — in thousands, except per share amounts)

	Three Months Ended		Year Ended
	March 28,	March 29,	March 28,	March 29,
	2010	2009	2010	2009
Net revenues	$145,716	$130,547	$549,070	$633,862
Cost of revenues	50,869	44,533	196,127	210,075

Gross profit	94,847	86,014	352,943	423,787

Operating expenses:
Engineering and development	34,537	32,687	136,831	133,252
Sales and marketing	19,333	19,064	77,601	86,959
General and administrative	9,319	7,747	34,242	32,639
Special charges	4,315	2,656	5,163	4,063

Total operating expenses	67,504	62,154	253,837	256,913

Operating income	27,343	23,860	99,106	166,874

Interest and other income, net	3,605	99	10,601	2,134

Income before income taxes	30,948	23,959	109,707	169,008

Income taxes	35,774	4,762	54,759	60,219

Net income (loss)	$(4,826)	$19,197	$54,948	$108,789

Net income (loss) per share:
Basic	$(0.04)	$0.16	$0.47	$0.85
Diluted	$(0.04)	$0.16	$0.47	$0.85

Number of shares used in per share calculations:
Basic	113,343	120,957	116,037	127,776
Diluted	113,343	121,486	117,364	128,570

QLOGIC CORPORATION
RECONCILIATION OF GAAP NET INCOME TO
NON-GAAP NET INCOME
(unaudited — in thousands, except per share amounts)

	Three Months Ended		Year Ended
	March 28,	March 29,	March 28,	March 29,
	2010	2009	2010	2009
GAAP net income (loss)	$(4,826)	$19,197	$54,948	$108,789
Items excluded from GAAP net income (loss):
Stock-based compensation	8,210	6,502	35,232	28,646
Amortization of acquisition-related intangible assets	1,612	2,713	8,331	15,032
Acquisition-related stock-based compensation	59	(614)	462	173
Special charges	4,315	2,656	5,163	4,063
Gain on sales of previously impaired investment securities	(1,681)	(2,075)	(2,286)	(2,075)
Impairment of investment securities	—	4,405	—	16,407
Net losses (gains) on trading securities	(426)	149	(426)	(3,456)
Income tax charges related to globalization initiative	29,676	—	29,676	—
Other income tax effects	(4,501)	(8,421)	(13,448)	(13,391)

Total non-GAAP adjustments	37,264	5,315	62,704	45,399

Non-GAAP net income	$32,438	$24,512	$117,652	$154,188

Net income (loss) per diluted share:
GAAP net income (loss)	$(0.04)	$0.16	$0.47	$0.85
Adjustments	0.32	0.04	0.53	0.35

Non-GAAP net income	$0.28	$0.20	$1.00	$1.20

Number of shares used in non-GAAP per diluted share calculations	115,561	121,486	117,364	128,570
Non-GAAP Financial Measures
The non-GAAP financial measures contained herein are a supplement to the corresponding financial measures prepared in accordance with generally accepted accounting principles (GAAP). The non-GAAP financial measures presented exclude the items summarized in the above table. Management believes that adjustments for these items assist investors in making comparisons of period-to-period operating results and that these items are not indicative of the company’s on-going core operating performance.
The company has presented non-GAAP net income and non-GAAP net income per diluted share, on a basis consistent with its historical presentation, to assist investors in understanding the company’s core net income and core net income per diluted share on an on-going basis. These non-GAAP financial measures may also assist investors in making comparisons of the company’s core net profitability with historical periods and comparisons of the company’s core net profitability with the corresponding results for competitors. Management believes that non-GAAP net income and non-GAAP net income per diluted share are important measures in the evaluation of the company’s profitability. These non-GAAP financial measures exclude the adjustments described in the above table, and thus provide an overall measure of the company’s on-going net profitability and related profitability on a per diluted share basis.
Management uses non-GAAP net income and non-GAAP net income per diluted share in its evaluation of the company’s core after-tax results of operations and trends between fiscal periods and believes that these measures are important components of its internal performance measurement process. In addition, the company prepares and maintains its budgets and forecasts for future periods on a basis consistent with these non-GAAP financial measures. Management believes that providing these non-GAAP financial measures allows investors to view the company’s financial results in the way that management views the financial results.

The non-GAAP financial measures presented herein have certain limitations in that they do not reflect all of the costs associated with the operations of the company’s business as determined in accordance with GAAP. Therefore, investors should consider non-GAAP financial measures in addition to, and not as a substitute for, or as superior to, measures of financial performance prepared in accordance with GAAP. The non-GAAP financial measures presented by the company may be different from the non-GAAP financial measures used by other companies.
For additional information on the items excluded from the non-GAAP financial measures and why the company believes that these non-GAAP financial measures provide useful supplemental information to investors, the company refers you to the Form 8-K regarding this release filed today with the Securities and Exchange Commission.
A summary of the non-GAAP adjustments presented in the table above by the financial statement line impacted is as follows:

	Three Months Ended		Year Ended
	March 28,	March 29,	March 28,	March 29,
(unaudited – in thousands)	2010	2009	2010	2009
Non-GAAP Adjustments:
Cost of revenues:
Stock-based compensation	$590	$481	$2,629	$2,058
Amortization of acquisition-related intangible assets	1,612	1,873	6,445	11,673

Total cost of revenue adjustments	2,202	2,354	9,074	13,731

Operating expenses:
Engineering and development:
Stock-based compensation	4,056	3,391	17,775	14,991
Amortization of acquisition-related intangible assets	—	31	—	125
Acquisition-related stock-based compensation	59	(619)	462	151
Sales and marketing:
Stock-based compensation	1,688	1,242	6,918	5,545
Amortization of acquisition-related intangible assets	—	809	1,886	3,234
Acquisition-related stock-based compensation	—	5	—	22
General and administrative:
Stock-based compensation	1,876	1,388	7,910	6,052
Special charges	4,315	2,656	5,163	4,063

Total operating expense adjustments	11,994	8,903	40,114	34,183

Interest and other income:
Gain on sales of previously impaired investment securities	(1,681)	(2,075)	(2,286)	(2,075)
Impairment of investment securities	—	4,405	—	16,407
Net losses (gains) on trading securities	(426)	149	(426)	(3,456)

Total interest and other income adjustments	(2,107)	2,479	(2,712)	10,876

Total non-GAAP adjustments before income taxes	12,089	13,736	46,476	58,790

Income taxes:
Income tax charges related to globalization initiative	29,676	—	29,676	—
Other income tax effects	(4,501)	(8,421)	(13,448)	(13,391)

Total income tax adjustments	25,175	(8,421)	16,228	(13,391)

Total non-GAAP adjustments	$37,264	$5,315	$62,704	$45,399

QLOGIC CORPORATION
CONDENSED CONSOLIDATED BALANCE SHEETS
(unaudited — in thousands)

	March 28, 2010	March 29, 2009
ASSETS
Current assets:
Cash and cash equivalents	$190,308	$203,722
Short-term investment securities	185,365	139,561
Accounts receivable, net	73,301	68,519
Inventories	19,403	40,293
Deferred tax assets	10,976	19,002
Other current assets	9,845	10,854

Total current assets	489,198	481,951

Long-term investment securities	—	34,986
Property and equipment, net	83,496	92,547
Goodwill	119,748	118,859
Purchased intangible assets, net	17,394	19,117
Deferred tax assets	36,917	28,785
Other assets	3,984	4,045

	$750,737	$780,290

LIABILITIES AND STOCKHOLDERS’ EQUITY
Current liabilities:
Accounts payable	$36,766	$36,874
Accrued compensation	22,727	28,702
Accrued taxes	2,633	13,499
Deferred revenue	9,240	7,470
Other current liabilities	11,069	6,728

Total current liabilities	82,435	93,273

Accrued taxes	70,577	47,116
Deferred revenue	7,401	8,559
Other liabilities	6,985	4,797

Total liabilities	167,398	153,745

Stockholders’ equity:
Common stock	205	202
Additional paid-in capital	778,853	712,064
Retained earnings	1,248,675	1,193,727
Accumulated other comprehensive income	1,206	634
Treasury stock	(1,445,600)	(1,280,082)

Total stockholders’ equity	583,339	626,545

	$750,737	$780,290

QLOGIC CORPORATION
CONDENSED CONSOLIDATED STATEMENTS OF CASH FLOWS
(unaudited — in thousands)

	Year Ended
	March 28,	March 29,
	2010	2009
Cash flows from operating activities:
Net income	$54,948	$108,789
Adjustments to reconcile net income to net cash provided by operating activities:
Depreciation and amortization	31,803	32,525
Stock-based compensation	35,694	28,819
Amortization of acquisition-related intangible assets	8,331	15,032
Deferred income taxes	5,999	16,660
Net gains on investment securities	(4,982)	(7,095)
Impairment of investment securities	—	16,407
Other non-cash charges	1,090	680
Changes in operating assets and liabilities, net of acquisition:
Accounts receivable	(4,432)	12,845
Inventories	21,920	(12,773)
Other assets	487	(2,126)
Accounts payable	240	707
Accrued compensation	(6,036)	(884)
Accrued taxes	11,827	7,190
Deferred revenue	612	2,249
Other liabilities	4,271	688

Net cash provided by operating activities	161,772	219,713

Cash flows from investing activities:
Purchases of available-for-sale securities	(244,083)	(122,437)
Proceeds from sales and maturities of available-for-sale securities	223,729	162,884
Proceeds from disposition of trading securities	11,425	4,550
Reclassification from cash equivalents to other investment securities	—	(57,209)
Distributions from other investment securities	5,464	48,855
Purchases of property and equipment	(24,528)	(30,721)
Acquisition of business, net of cash acquired	(14,931)	—

Net cash provided by (used in) investing activities	(42,924)	5,922

Cash flows from financing activities:
Proceeds from issuance of stock under stock plans	34,375	25,522
Excess tax benefits from stock-based compensation	591	279
Minimum tax withholding paid on behalf of employees for restricted stock units	(2,875)	(1,981)
Purchases of treasury stock	(163,419)	(205,742)
Payoff of line of credit assumed in acquisition	(934)	—

Net cash used in financing activities	(132,262)	(181,922)

Net increase (decrease) in cash and cash equivalents	(13,414)	43,713

Cash and cash equivalents at beginning of year	203,722	160,009

Cash and cash equivalents at end of year	$190,308	$203,722

QLOGIC CORPORATION
SUPPLEMENTAL FINANCIAL INFORMATION
(unaudited — in thousands)
Net Revenues
A summary of the company’s revenue components is as follows:

	Three Months Ended		Year Ended
	March 28,	March 29,	March 28,	March 29,
	2010	2009	2010	2009
Host Products	$103,718	$88,364	$396,519	$440,862
Network Products	22,569	25,074	99,449	117,551
Silicon Products	16,715	13,719	42,368	61,426
Royalty and Service	2,714	3,390	10,734	14,023

	$145,716	$130,547	$549,070	$633,862

Geographic Revenues
Revenues by geographic area are presented based upon the country of destination. Net revenues by geographic area are as follows:

	Three Months Ended		Year Ended
	March 28,	March 29,	March 28,	March 29,
	2010	2009	2010	2009
United States	$64,435	$63,644	$250,333	$303,729
Asia-Pacific and Japan	38,423	28,440	138,775	139,850
Europe, Middle East and Africa	35,264	31,056	126,966	154,463
Rest of world	7,594	7,407	32,996	35,820

	$145,716	$130,547	$549,070	$633,862